Praxis Impact Large Cap Value ETF PRXV Listing Exchange: NYSE Arca Summary Prospectus April 30, 2026

Before you invest, you may want to review the Praxis Impact Large Cap Value ETF’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at https://www.praxisinvests.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to investorinfo@praxisinvests.com.

Investment Objective

The Praxis Impact Large Cap Value ETF seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%
Other Expenses[1]	None
Total Annual Fund Operating Expenses	0.36%

[1]

Pursuant to the management agreement, which has a unitary fee, the Adviser is responsible for paying substantially all expenses of the Fund, except for the management fees and (i) the following Fund operating expenses (if any): interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments under the Fund’s 12b-1 plan; and (ii) any non-operating expenses incurred by the Fund, including brokerage commissions and any fees and expenses associated with the Fund’s securities lending program.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 37	$ 116

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 14 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to provide investment results that correspond to the performance of the U.S. large cap value equities market, as measured by the CRSP US Large Cap Value Index1, its performance benchmark index. Under normal circumstances, the Fund invests at least 80 percent of its net assets, plus borrowings for investment purposes, in securities of large cap value companies that are aligned with the Praxis Stewardship Investing core values. The Adviser does this by applying proprietary screens that reflect the Praxis Stewardship Investing core values. For purposes of the Fund’s 80 percent policy, large cap value companies are issuers included in the Fund’s benchmark index. The benchmark index represents the value companies in the CRSP US Large Cap Index. As of December 31, 2025, the market capitalization range of the US Large Cap Value benchmark index was $143 million to $877

[1]	“CRSP US Large Cap Value Index” is a registered service mark of Center for Research in Security Prices, which does not sponsor and is in no way affiliated with the Fund.

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Praxis Impact Large Cap Value ETF

billion. As of December 31, 2025, the market capitalization range of the US Large Cap benchmark index was $143 million to $4.3 trillion. Typically, the Fund invests substantially more than 80 percent of the value of its assets in securities of issuers in its benchmark index.

The Fund seeks to invest in companies aligned with the Praxis Stewardship Investing core values, as discussed below. In support of the Praxis’ Stewardship Investing philosophy, the Fund employs a range of impact strategies that hold in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices. The Praxis Stewardship Investing core values are a set of guiding principles that inform the work of all Praxis impact-related efforts. Currently seven strategies, known collectively as ImpactX, are used in support of Praxis’ Stewardship Investing philosophy and to seek to achieve the objectives of the core values. For example, through application of the values and risk screens, the Fund seeks to invest in companies better aligned with the core values and to avoid companies that are not aligned with those values.

To select specific portfolio holdings, the Adviser uses optimization techniques, including sustainability factors, to select securities according to their contribution to the Fund’s overall objectives, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Adviser uses optimization software to estimate the financial and market risk factors that characterize portfolio holdings and compares them to the risk factors that characterize its benchmark index, to seek to minimize the difference between the risk factors of the Fund’s portfolio holdings and the risk factors of its benchmark index, such that the portfolio exhibits a risk-return profile, subject to the screening and holdings limitations, similar to the index. The Fund does not seek to hold all the components of its benchmark index.

Stewardship Investing Core Values

Through various impact strategies, the Fund seeks to support the following core values:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Additional information on Praxis’ Stewardship Investing philosophy, core values, screens and other ImpactX strategies can be found in the “Investment Objectives, Principal Investment Strategies and Related Risks” section beginning on page 8.

The Fund may concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries if its benchmark index is concentrated. The degree to which components of the index represent certain industries may change over time. In addition, while the Fund expects typically to hold between 250 and 350 issuers, several large issuers may represent a significant portion of the Fund’s assets. The Fund is non-diversified under the Investment Company Act of 1940 and may invest a larger percentage of its assets in one or more issuers or in fewer issuers than a diversified mutual fund or ETF.

The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Investment Style Risk. The Fund is also subject to investment style risk, which is the chance that returns from large cap value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years. Value stocks are stocks of companies that appear to be undervalued in the marketplace.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all

Praxis Impact Large Cap Value ETF

securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Industry Concentration Risk. In following its methodology, the underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Screening Risk. Application of Stewardship Investing screens and sustainability data integration may contribute to tracking error.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants and other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

FUND PERFORMANCE

Inception date of the Fund is April 7, 2025. Once the Fund has at least one calendar year of performance, a bar chart and performance table will be included in the Prospectus. Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxisinvests.com.

Praxis Impact Large Cap Value ETF

FUND MANAGEMENT

Investment Adviser

Praxis Investment Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management) serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers

Dale Snyder, CFA®, Portfolio Manager, Praxis Investment Management, Austin Wen, CFA®, Senior Portfolio Manager, Vident Asset Management, and Rafael Zayas, CFA®, Senior Vice President and Head of Portfolio Management & Trading, Vident Asset Management, have served as the portfolio managers of the Fund since inception.

Investing in the Funds

PURCHASE AND SALE OF FUND SHARES

The Funds are exchange-traded funds (“ETFs”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with a Fund.

The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Funds’ website at www.praxisinvests.com.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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